UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2009

RealNetworks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-23137	91-1628146
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2601 Elliott Avenue, Suite 1000, Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 674-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[x]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 27, 2009, RealNetworks, Inc. ("RealNetworks" or the "Company") announced to its employees during a company-wide meeting that it is exploring an exchange program relating to certain stock options held by Company employees. The Company anticipates that the options eligible for exchange will be exchanged on a value-for-value basis and that members of its Board of Directors and Section 16 officers will not be eligible to participate in the exchange program, but it has not determined all of the details of the proposed program, including the specific ratios at which options will be exchanged. The Company intends to design an option exchange program that offers equity incentives to retain Company employees and attracts high participation so that the program can reduce potential dilution to existing shareholders. Prior to commencing the exchange program, RealNetworks would be required to obtain shareholder approval to amend its existing equity plans to allow for the option exchange program. RealNetworks anticipates that it will seek shareholder approval relating to the proposed option exchange program at its annual shareholders meeting currently scheduled for June 9, 2009. A transcript of the comments relating to the proposed option exchange program made during the company-wide meeting held on February 27, 2009 is attached to this report as Exhibit 99.1.

This report contains forward-looking statements that involve risks and uncertainties, including statements relating to the Company's current intent to implement an option exchange program and the design details of the proposed option exchange program. Factors that could cause actual results to differ from the results predicted include the Company's determination not to implement, or to change the details of, the exchange program and the failure to obtain shareholder approval relating to the proposed option exchange program. More information about potential risk factors that could affect the Company's business and financial results is included in the Company's annual report on Form 10-K for the most recent year ended December 31, and its quarterly reports on Form 10-Q and from time to time in other reports filed by the Company with the Securities and Exchange Commission. Actual results may differ materially from estimates under different assumptions or conditions. The Company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

ADDITIONAL INFORMATION AND WHERE TO FIND IT.

RealNetworks has not commenced the option exchange program to which this communication pertains and will not do so unless it receives the requisite shareholder approval at its 2009 annual meeting of shareholders. Even if the requisite shareholder approval is obtained, RealNetworks may still decide later not to implement the option exchange program. RealNetworks will file a Tender Offer Statement on Schedule TO with the SEC upon the commencement of the option exchange program. Persons who may be eligible to participate in the option exchange program should read the Tender Offer Statement on Schedule TO, including the offer to exchange and other related materials, when those materials become available because they will contain important information about the option exchange program. RealNetworks shareholders and option holders will be able to obtain these written materials and other documents filed by RealNetworks with the SEC free of charge from the SEC’s website at www.sec.gov and from RealNetworks upon written request to Investor Relations Department, RealNetworks, Inc., P.O. Box 91123, Seattle, Washington 98111-9223.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number Exhibit Description

99.1 Transcript of Proposed Option Exchange Program Comments during Company Meeting

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealNetworks, Inc.

March 4, 2009	By:	Robert Kimball

Name: Robert Kimball
Title: Executive VP, Corporate Development and Law, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of Proposed Option Exchange Program Comments during Company Meeting